UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 14, 2023

TLG Acquisition One Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39948	85-3310839
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

515 North Flagler Drive, Suite 520 West Palm Beach, FL		33401
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (561) 945-8340

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third redeemable warrant	TLGA.U	New York Stock Exchange
Class A common stock, par value $0.0001 per share	TLGA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

On July 14, 2023, TLG Acquisition One Corp., a Delaware corporation (the “Company” or “TLG”), announced an update to its joint proxy statement/consent solicitation statement/prospectus filed with the Securities and Exchange Commission (the “SEC”) on July 12, 2023 (the “Proxy Statement/Consent Solicitation Statement/Prospectus”) in connection with the special meeting of TLG’s stockholders scheduled to be held on July 25, 2023 to, among other things, approve the proposed business combination (“Business Combination”) with Electriq Power, Inc., a Delaware corporation (“Electriq”). The Proxy Statement/Consent Solicitation Statement/Prospectus originally estimated the redemption price of TLG’s Class A common stock, par value $0.0001 per share (“Class A Common Stock”), at $10.73 per share. After taking into account income taxes due on earnings in the trust, the redemption value per share of Class A Common Stock is now estimated to be $10.63.

On July 14, 2023, the Company issued a press release announcing the updated redemption price. A copy of the press release issued by the Company is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information referenced under this Item 7.01 (including Exhibit 99.1) of this Current Report on Form 8-K is being “furnished” under “Item 7.01. Regulation FD Disclosure” and, as such, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information set forth in this Current Report on Form 8-K (including Exhibit 99.1) shall not be incorporated by reference into any registration statement, report or other document filed by the Company pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Additional Information and Where to Find It

This communication relates to the proposed Business Combination involving TLG and Electriq. This communication may be deemed to be solicitation material in respect of the proposed Business Combination. The proposed Business Combination has been submitted to TLG’s stockholders for their consideration. In connection with the proposed Business Combination, TLG has filed with the SEC a registration statement on Form S-4 (the “Form S-4”), in which the Proxy Statement/Consent Solicitation Statement/Prospectus was included. The information in the Form S-4 may be changed. TLG also intends to file other relevant documents with the SEC regarding the proposed Business Combination. The Form S-4 has been declared effective by the SEC and the definitive Proxy Statement/Consent Solicitation Statement/Prospectus is being mailed to TLG’s stockholders in connection with TLG’s solicitation of proxies for the vote of TLG’s stockholders, and Electriq’s stockholders in connection with Electriq’s solicitation of written consent, in connection with the proposed Business Combination and other matters as described in such Proxy Statement/Consent Solicitation Statement/Prospectus, and serves as the prospectus relating to the offer of the securities to be issued to Electriq’s stockholders in connection with the completion of the proposed Business Combination. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED BUSINESS COMBINATION, INVESTORS AND STOCKHOLDERS OF TLG AND INVESTORS AND STOCKHOLDERS OF ELECTRIQ AND OTHER INTERESTED PERSONS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/CONSENT SOLICITATION STATEMENT/PROSPECTUS REGARDING THE PROPOSED BUSINESS COMBINATION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION.

The Proxy Statement/Consent Solicitation Statement/Prospectus, any amendments or supplements thereto and other relevant materials, and any other documents filed by TLG with the SEC, may be obtained once such documents are filed with the SEC free of charge at the SEC’s website at www.sec.gov or free of charge from TLG at https://tlgacquisitions.com/investor-relations/default.aspx or by directing a written request to TLG at 515 North Flagler Drive, Suite 520, West Palm Beach, FL 33401.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Participants in the Solicitation

TLG, Electriq and certain of their respective executive officers, directors, other members of management and employees may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies in connection with the proposed Business Combination.

Information regarding TLG’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on March 20, 2023 (the “Annual Report”). To the extent that holdings of TLG’s securities have changed from the amounts reported in the Annual Report, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. These documents may be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Form S-4, the Proxy Statement/Consent Solicitation Statement/Prospectus and other relevant materials relating to the proposed Business Combination to be filed with the SEC when they become available. Stockholders and other investors should read the Proxy Statement/Consent Solicitation Statement/Prospectus carefully when it becomes available before making any voting or investment decisions.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated July 14, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TLG ACQUISITION ONE CORP.
Dated: July 14, 2023

	By:	/s/ John Michael Lawrie
	Name:	John Michael Lawrie
	Title:	Chief Executive Officer